EXHIBIT 10.19


              Amendment No. 2 to Corporate Opportunities Agreement


     This Amendment is made as of November 28, 2000 between Masco Corporation, a Delaware corporation ("Masco"), and MascoTech, Inc., a Delaware corporation ("MascoTech"), concerning that certain Corporate Opportunities Agreement dated as of May 1, 1984, as amended as of October 31, 1996 (the "Opportunities Agreement"). All capitalized terms used and not otherwise defined in this amendment shall have the meanings ascribed to them in the Opportunities Agreement.

     WHEREAS, MascoTech has entered into a Recapitalization Agreement, dated as of August 1, 2000, with Riverside Company LLC, a Delaware limited liability company (the "Recapitalization Agreement");

     WHEREAS, Masco and other parties have entered into an Exchange and Voting Agreement dated as of August 1, 2000, with MascoTech (the "Exchange and Voting Agreement");

     WHEREAS, in connection with the Recapitalization Agreement and the Exchange and Voting Agreement, Masco and MascoTech desire to amend certain provisions of the Opportunities Agreement as set forth herein.

     IN CONSIDERATION OF the mutual covenants and agreements contained in this Amendment, the parties agree to amend the Opportunities Agreement as follows:

     1. Subparagraph 4(ii) is hereby amended to read in its entirety as follows:

          (ii) An "Excluded Transaction" shall mean any Third-Party Transaction with respect to a business which is primarily involved in the home improvement or building products and services businesses.

     2. Paragraph 5 is hereby amended to read in its entirety as follows:

          5. Duration. The term of this Agreement shall expire on the later of
     (i) two years after the date hereof, or (ii) six months after corporate services are no longer required to be provided under the Corporate Services Agreement, as amended to the date hereof.

     3. Except as expressly amended hereby, the terms and conditions of the Opportunities Agreement are hereby ratified and confirmed and remain in full force and effect.



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     IN WITNESS WHEREOF, the parties have duly executed and delivered this
Amendment as of the date first above written.

                             MASCO CORPORATION


                             By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                             MASCOTECH, INC.


                             By:
                                    --------------------------------------------
                                    Name:
                                    Title: